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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                    May 22, 2003


Age Research Inc.
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(Exact Name of Registrant as Specified in its Charter)


Delaware                           0-26285                 87-0419387
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(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                  File Number)            Identification No.)



31103 Rancho Viejo Road, #2102, San Juan Capistrano, Ca              92675
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: 800-597-1970



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(Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 22, 2003, Age Research, Inc. (hereinafter referred to as "AGER"), acquired The Varsity Group, Inc., a Missouri corporation having its principal place of business at 12755 Olive Boulevard, Suite 120, St. Louis, MO 63141 ("VARS"), in accordance with the terms of an Acquisition agreement among AGER and VARS. (see exhibit 2.1). The acquisition calls for consideration to be 9,343,920 of the Companys common stock that will be issued post reverse split. The shares issued are to equal 80% of the Company's total outstanding shares after the acquisition.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a) The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities and Exchange Act and the rules and regulations promulgated there under within 75 days after the date of the event reported in this Form 8-K.

     (b)  Exhibit number.

         2.1. Acquisition Agreement.
         2.2. News release issued by the Age Research Inc. on May 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 30, 2003               Age Research, Inc.


                                    By: /s/ Richard F. Holt
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                                    Richard F. Holt


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